UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): November 5, 2008

GENERAL COMMUNICATION, INC.
(Exact name of registrant as specified in its charter)

State of Alaska	0-15279	92-0072737
(State or other Jurisdiction of	Commission File Number	(I.R.S Employer
Incorporation or organization)		Identification No.)

2550 Denali Street
Suite 1000
Anchorage, Alaska	99503
(Address of Principal Executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (907) 868-5600

NONE
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

o Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

o Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

o Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

o Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.02(a)	Non-Reliance of Previously Issued Financial Statements or a Related Audit Report or Completed Internal Review

Explanatory Note: General Communication, Inc. (the "Company") previously filed a Form 8-K on November 6, 2008 that contained preliminary information in Item 4.02(a) of such Form 8-K regarding the amount deprecation expense was understated for the first and second quarters of 2008.  This Amendment No. 1 to such Form 8-K amends and restates the information contained in such Form 8-K Item 4.02(a) in its entirety.  Additionally, this Amendment No. 1 adds additional information to disclose the effect of the restatement on our balance sheets as of March 31 and June 30, 2008 as well the impact on net income and earnings per share for the three months ended March 31, 2008 and the three and six months ended June 30, 2008, and statement of cash flows for the three and six months ended March 31 and June 30, 2008, respectively.  While the company believes that the financial information included in this Form 8-K/A is materially correct, the company's auditors have not yet concluded all aspects of their review of our financial statements.  Accordingly, the financial information included herein should be considered preliminary and may be subject to change following the conclusion of the review.  The information in Items 2.02 and 9.01 was preliminary and, therefore, will not be updated in this Form 8-K/A.

On November 5, 2008, management of the Company, after discussions with the Audit Committee of the Board of Directors of the Company and the Company’s independent registered public accounting firm, KPMG LLP, determined that it was necessary to restate the Company’s consolidated financial statements for the quarters ended March 31, 2008 and June 30, 2008 in order to correct the error in such financial statements described below.  Accordingly, the Company’s consolidated interim financial statements previously filed for those periods should no longer be relied upon.

In late December 2007, a subsidiary of the Company, Alaska DigiTel, LLC (“Alaska DigiTel”), committed to a substantial upgrade of its wireless network during 2008 and expected to decommission certain assets at or near the end of 2008. As a result of this decision the estimated useful life of these assets changed, and the net book value at the date the decision was determined should have been depreciated over the remaining period the assets were expected to be used. The Company has recently determined that Alaska DigiTel’s depreciation expense was understated by $4.5 million and $4.0 million in the first and second quarters of 2008, respectively.

In light of the disclosure provided in this report, management of the Company is assessing the impact on its internal controls over financial reporting.

The Company intends to provide all restated financial information referred to in this Item 4.02(a), including explanatory information, in an amendment to its Quarterly Report on Form 10-Q for the fiscal quarters ended March 31, 2008 and June 30, 2008.

The expected impact of the restatement follows (amounts in thousands, except per share amounts):

	Three months ended March 31, 2008
	As previously reported[1]	Adjustments	As restated
Consolidated Income Statement:
Revenues	$134,674	---	134,674

Cost of goods sold (exclusive of depreciation and amortization shown separately below)	51,311	---	51,311
Selling, general and administrative expenses	46,406	---	46,406
Depreciation and amortization expense	22,782	4,461	27,243
Operating income	14,175	(4,461)	9,714

Other income (expense):
Interest expense	(8,685)	---	(8,685)
Loan and senior note fees	(223)	---	(223)
Interest income	81	---	81
Minority interest	(50)	1,026	976
Other expense, net	(8,877)	1,026	(7,851)

Income before income tax expense	5,298	(3,435)	1,863

Income tax expense	2,769	(248)	2,521

Net income (loss)	$2,529	(3,187)	(658)

Basic net income (loss) per common share	$0.05	(0.06)	(0.01)

Diluted net income (loss) per common share	$0.04	(0.06)	(0.02)

Consolidated Condensed Statement of Cash Flow:
Cash provided by operating activities	$35,524	---	35,524
Cash used in investing activities	(50,830)	---	(50,830)
Cash used in financing activities	19,397	---	19,397

1 As reported on Form 10-Q for the quarter ended March 31, 2008

	March 31, 2008
Consolidated Condensed Balance Sheet	As previously reported[1]	Adjustments	As restated
Assets
Total current assets	$140,694	---	140,694

Property and equipment in service, net of depreciation	519,675	(4,461)	515,214
Construction in progress	84,950	---	84,950
Net property and equipment	604,625	(4,461)	600,164

Total other assets	286,869	---	286,869
Total assets	$1,032,188	(4,461)	1,027,727

Liabilities, Minority Interest, and Stockholders' Equity
Total current liabilities	89,235	---	89,235

Long-term debt	555,667	---	555,667
Obligations under capital leases, excluding current maturities	2,306	---	2,306
Obligation under capital lease due to related party, excluding current maturity	441	---	441
Deferred income taxes	103,207	(248)	102,959
Other liabilities	17,175	---	17,175
Total liabilities	768,031	(248)	767,783

Minority interest	6,528	(1,026)	5,502

Stockholders' equity:
Class A common stock	150,616	---	150,616
Class B common stock	2,750	---	2,750
Less cost of Class A and Class B common shares held in treasury	(3,450)	---	(3,450
Paid-in capital	22,180	---	22,180
Retained earnings	85,533	(3,187)	82,346
Total stockholders’ equity	257,629	(3,187)	254,442
Total liabilities, minority interest, and stockholders’ equity	1,032,188	(4,461)	1,027,727

1 As reported on Form 10-Q for the quarter ended March 31, 2008

	Three Months Ended June 30, 2008
	As previously reported[1]	Adjust-ments	As restated
Consolidated Income Statement:
Revenues	$142,461	---	142,461

Cost of goods sold (exclusive of depreciation and amortization shown separately below)	52,448	---	52,448
Selling, general and administrative expenses	48,260	---	48,260
Depreciation and amortization expense	23,707	4,001	27,708
Operating income	18,046	(4,001)	14,045

Other income (expense):
Interest expense	(10,899)	---	(10,899)
Loan and senior note fees	(879)	---	(879)
Interest income	402	---	402
Minority interest	26	920	946
Other expense, net	(11,350)	920	(10,430)

Income before income tax expense	6,696	(3,081)	3,615

Income tax expense	3,191	(2,502)	689

Net income	$3,505	(579)	2,926

Basic net income per common share	$0.07	(0.01)	0.06

Diluted net income per common share	$0.07	(0.01)	0.06

1 As reported on Form 10-Q for the quarter ended June 30, 2008

	Six Months Ended June 30, 2008
	As previously reported[1]	Adjust-ments	As restated
Consolidated Income Statement:
Revenues	$277,135	---	277,135

Cost of goods sold (exclusive of depreciation and amortization shown separately below)	103,759	---	103,759
Selling, general and administrative expenses	94,666	---	94,666
Depreciation and amortization expense	46,489	8,462	54,951
Operating income	32,221	(8,462)	23,759

Other income (expense):
Interest expense	(19,584)	---	(19,584)
Loan and senior note fees	(1,102)	---	(1,102)
Interest income	483	---	483
Minority interest	(24)	1,946	1,922
Other expense, net	(20,227)	1,946	(18,281)

Income before income tax expense	11,994	(6,516)	5,478

Income tax expense	5,960	(2,750)	3,210

Net income	$6,034	(3,766)	2,268

Basic net income per common share	$0.12	(0.08)	0.04

Diluted net income per common share	$0.11	(0.07)	0.04

Consolidated Condensed Statement of Cash Flow:
Cash provided by operating activities	$109,457	---	109,457
Cash used in investing activities	(155,977)	---	(155,977)
Cash used in financing activities	129,149	---	129,149

1 As reported on Form 10-Q for the quarter ended June 30, 2008

	June 30, 2008
Consolidated Condensed Balance Sheet	As previously reported[1]	Adjust-ments	As restated
Assets
Total current assets	$225,213	---	225,213

Property and equipment in service, net of depreciation	692,561	(8,462)	684,099
Construction in progress	115,809	---	115,809
Net property and equipment	808,370	(8,462)	799,908

Total other assets	301,174	---	301,174
Total assets	$1,334,757	(8,462)	1,326,295

Liabilities, Minority Interest, and Stockholders' Equity
Total current liabilities	117,772	---	117,772

Long-term debt	702,952	---	702,952
Obligations under capital leases, excluding current maturities	96,254	---	96,254
Obligation under capital lease due to related party, excluding current maturity	1,864	---	1,864
Deferred income taxes	89,315	(2,750)	86,565
Long-term deferred revenue	37,738	---	37,738
Other liabilities	19,766	---	19,766
Total liabilities	1,065,661	(2,750)	1,062,911

Minority interest	6,502	(1,946)	4,556

Stockholders’ equity:
Class A common stock	150,706	---	150,706
Class B common stock	2,750	---	2,750
Less cost of Class A and Class B common shares held in treasury	(3,422)	---	(3,422
Paid-in capital	23,522	---	23,522
Retained earnings	89,038	(3,766)	85,272
Total stockholders’ equity	262,594	(3,766)	258,828
Total liabilities, minority interest, and stockholders’ equity	1,334,757	(8,462)	1,326,295

1 As reported on Form 10-Q for the quarter ended June 30, 2008

 SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GENERAL COMMUNICATION, INC.
(Registrant)

Date: November 13, 2008

	By	/s/ John M. Lowber
Name: John M. Lowber
Title: Senior Vice President,
Chief Financial Officer,
Secretary and Treasurer
(Principal Financial Officer)